UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 22, 1998 (June 18, 1998)


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)



 Delaware                       1-8736                   94-2934609
(State or other               (Commission             (I.R.S.  Employer
 jurisdiction of               File Number)            Identification Number)
 incorporation)



           650 California Street, San Francisco, California     94108-2788
               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (415) 981-8150
                                                 http://www.homestake.com

Item 5.    Other Items


1. On June 18, 1998 Registrant reported interim operating results for the one-month and five-month periods ended May 31, 1998. This summary financial information was the first to be published following the business combination with Plutonic Resources Limited ("Plutonic") on April 30, 1998, which was accounted for as a pooling of interests. A copy of Registrant's news release is attached as Exhibit 99.3.

         Consolidated financial statements of Homestake Mining Company for the years ended December 31, 1997, 1996 and 1995 have been prepared to give retroactive effect to the merger with Plutonic and are attached as
         Exhibit 99.4.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

7(c)     Exhibits

         99.3 News Release, dated June 18, 1998 reporting interim results following the acquisition of Plutonic

         99.4 Consolidated Financial Statements and Supplementary Data (restated to include Plutonic)

                                                                                                             Page
                  For the Years Ended December 31, 1997, 1996 and 1995:
                  Management's Discussion and Analysis                                                         1
                  Cautionary Statement Under the Private Securities Litigation Reform Act                     14
                  Statements of Consolidated Operations for the Years
                      Ended December 31, 1997, 1996 and 1995                                                  15
                  Consolidated Balance Sheets as of December 31, 1997 and 1996                                16
                  Statements of Consolidated Cash Flows for the Years
                      Ended December 31, 1997, 1996 and 1995                                                  17
                  Statements of Consolidated Shareholders' Equity for the
                      Years Ended December 31, 1997, 1996 and 1995                                            18
                  Notes to Consolidated Financial Statements                                                  19
                  Report of Independent Auditors                                                              46
                  Management's Responsibility for Financial Reporting                                         47
                  Quarterly Selected Data                                                                     48
                  Five-Year Selected Data                                                                     50


         27       Restated  Financial  Data  Schedules  for  the  years  ended
                  December 31, 1997, 1996 and 1995 (included in electronic filing through EDGAR)


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   June 22, 1998



                                              HOMESTAKE MINING COMPANY
                                                   (Registrant)



                                           By: /s/ David W. Peat
                                               -----------------
                                               David W. Peat
                                               Vice President and Controller